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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)              March 7, 2002





                              Jefferies Group, Inc.

               (Exact Name of Registrant as Specified in Charter)



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
           Delaware                  1-14947                 95-4719745
       (State or Other           Commission File             (IRS Employer
        Jurisdiction of          Number)                 Identification No.)
        Incorporation)
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520 Madison Avenue, 12th Floor,                              10022
New York, NY
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code       (212) 284-2550



                    11100 Santa Monica Boulevard, 11th Floor
                          Los Angeles, California 90025
             (Former Name or Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

         (a) Jefferies Group, Inc. (the "Company") entered into an Underwriting Agreement on March 7, 2002 with Salomon Smith Barney Inc., on behalf of the several underwriters named therein, with respect to the sale of its 7.75% Senior Notes due 2012. A copy of this Underwriting Agreement is attached hereto as
Exhibit 1.

         (b) The Company will enter into an Indenture with The Bank of New York, as Trustee, with respect to the sale of the Company's 7.75% Senior Notes due 2012. The form of this Indenture is attached hereto as Exhibit 2.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Jefferies Group, Inc.


Date: March 11, 2002             By:  /s/ John C. Shaw, Jr.
                                      -------------------------
                                      Name: John C. Shaw, Jr.
                                      Title:  President
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                                INDEX TO EXHIBITS



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
Exhibit No.        Description
-----------        -----------
1                  Underwriting Agreement dated March 7, 2002 by and between
                   the Company and Salomon Smith Barney Inc., as representative of the underwriters named therein.

2. Form of Indenture by and between the Company and The Bank of New York, as trustee.
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